UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56004	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Gibraltar Court, Sunnyvale, California 94089
(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information under Item 2.03 of this Current Report on Form 8-K (the “Report”) is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Paycheck Protection Program Loan

On May 4, 2020, Ondas Networks Inc., a wholly owned subsidiary of Ondas Holdings Inc., a Nevada corporation (the “Company”), entered into a loan pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), as administered by the U.S. Small Business Administration (the “SBA”). The loan, in the principal amount of approximately $666,000 (the “PPP Loan”), will be disbursed by Wells Fargo Bank, National Association (“Lender”), pursuant to a Paycheck Protection Program Promissory Note and Agreement (the “Note and Agreement”).

The PPP Loan matures on the two-year anniversary of the funding date and bears interest at a fixed rate of 1.00% per annum. Monthly principal and interest payments, less the amount of any potential forgiveness (discussed below), will commence after the six-month anniversary of the funding date. The Company did not provide any collateral or guarantees for the PPP Loan, nor did the Company pay any facility charge to obtain the PPP Loan. The Note and Agreement provides for customary events of default, including those relating to failure to make payment, bankruptcy, breaches of representations and material adverse effects. The Company may prepay the principal of the PPP Loan at any time without incurring any prepayment charges.

All or a portion of the PPP Loan may be forgiven by the SBA and the Lender upon application by the Company beginning 60 days but not later than 90 days after the funding date of the PPP Loan. Under the CARES Act, loan forgiveness is available for the sum of documented payroll costs, covered rent payments, and covered utilities during the eight-week period beginning on the approval date of the PPP Loan. For purposes of the CARES Act, payroll costs exclude compensation of an individual employee earning more than $100,000, prorated annually. Not more than 25% of the forgiven amount may be for non-payroll costs. Forgiveness is reduced if full-time headcount declines, or if salaries and wages for employees with salaries of $100,000 or less annually are reduced by more than 25%. Although the Company currently believes that its use of the PPP Loan will meet the conditions for forgiveness of the PPP Loan, the Company cannot assure that the PPP Loan will be forgiven, in whole or in part.

The Company intends to bring back certain employees from furlough once the PPP Loan has been funded.

The foregoing summary of the terms of the Promissory Note does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Note and Agreement, a copy of which is included as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in the section titled Warrants under Item 8.01 of this Report is incorporated herein by reference.

Item 8.01 Other Events.

Warrants

On May 6, 2020, the Board of Directors of the Company issued (i) warrants to purchase an aggregate of 963,375 shares of common stock of the Company with an exercise price of $2.50 per share and (ii) warrants to purchase an aggregate of 29,375 shares of common stock of the Company with an exercise price of $2.13 per share. These warrants were issued to certain individuals for prior service to the Company. The warrants are fully vested and have a term of five years. The warrants were, and the shares of common stock underlying the warrants will be, issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, as a sale not involving any public offering.

The foregoing summary of the terms of the warrants does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the warrant, a form of which is included as Exhibit 10.2 to this Report and incorporated herein by reference.

Stock Options

Also, on May 6, 2020, the Compensation Committee of the Board of Directors of the Company granted stock options to purchase an aggregate of 1,499,000 shares of common stock of the Company with an exercise price of $2.13 per share. These stock options were issued to employees and consultants of the Company in connection with their service to the Company. These stock options were issued pursuant to the Company’s 2018 Equity Incentive Plan.

The foregoing summary of the terms of the stock options does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stock Option Agreement, a form of which is included as Exhibit 10.3 to this Report and incorporated herein by reference.

Form 10-Q for the quarter ended March 31, 2020

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2020 (the “Form 8-K”), the Company announced that in connection with the COVID-19 pandemic, it reduced its business activity to critical operations only, and furloughed 80% of its workforce at that time. Furthermore, per orders issued by the Health Officer of the County of Santa Clara, the Company’s offices in Sunnyvale, California were closed, except for functions related to the support of remote workers and product support related to the transportation sector. The affected workforce continues to be employees of the Company and will receive employer-sponsored health care benefits.

As a result, the Company will delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (“the Quarterly Report”) by up to 45 days in accordance with the SEC March 25, 2020 Order (which extended and superseded a prior order issued on March 4, 2020), pursuant to Section 36 of the Exchange Act (Release No 34-88465) (the “Order”), which allows for the delay of certain filings required under the Exchange Act. In reliance upon the Order, the Company expects to file its Quarterly Report no later than June 29, 2020, which is 45 days after the original due date of the Quarterly Report. If the Quarterly Report is filed by June 29, 2020, it will be deemed timely filed by the SEC.

As previously disclosed in the Form 8-K, the Company is currently attempting to take all reasonable steps to mitigate the impact of the COVID-19 pandemic, the Company expects the ongoing, global economic impact from the COVID-19 pandemic to have an adverse impact on its revenue and adjusted EBITDA for at least the first and second quarter of 2020, and may also have an adverse impact on the Company’s financial condition and results of operations for the remainder of 2020; however, in neither case can the Company quantify or reasonably estimate any such impact at this time. The Company may also be unable to comply with the financial and other material covenants under its debt agreements and may not be able to negotiate waivers or amendments to such debt agreements to maintain ongoing compliance. In addition, if the Company experiences any additional unexpected delays in the resumption of its full operations, or incurs additional unanticipated costs and expenses as a result of the COVID-19 pandemic, such operational delays and unanticipated costs and expenses will have a further adverse impact on the Company’s business, financial condition and results of operations in 2020.

The Company disclosed risk factors relating to COVID-19 in its Annual Report on Form 10-K for the year ended December 31, 2019 under “Risk Factors.”

Forward-looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on the Company’s business, customers, employees, business partners and stakeholders, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on the Company’s expectations as of the date of this report and speak only as of the date of this report and are advised to consider the factors listed under the heading “Forward-Looking Statements,” and “Risk Factors” in the Company’s SEC filings, as may be updated and amended from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Paycheck Protection Program Promissory Note and Agreement*
10.2	Form of Warrant Agreement*
10.3	Form of Stock Option Agreement*

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2020	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock Chief Executive Officer

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